UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 20, 2010

Date of Report (Date of earliest event reported)

General Growth Properties, Inc. (f/k/a New GGP, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 20, 2010, General Growth Properties, Inc. (the “Company”) issued a press release announcing a dividend on the Company’s common stock and the payment method for such dividend.  A copy of such press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 20, 2010, titled “General Growth Properties Announces Common Stock Dividend”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
Name:	Edmund Hoyt
Title:	Senior Vice President and Chief
Accounting Officer

Date: December 20, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 20, 2010, titled “General Growth Properties Announces Common Stock Dividend”